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                                 EXHIBIT 10

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                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 20, 1995 accompanying the financial statements of The Manufacturers Life Insurance Company of America and to the use of our report dated February 6, 1995 accompanying the financial statements of Separate Account Four of The Manufacturers Life Insurance Company of America, in the Registration Statement on Form S-6 and related prospectus of Separate Account Four of The Manufacturers Life Insurance Company of America.

                                        Ernst & Young LLP
                                        ERNST & YOUNG LLP

Philadelphia, Pennsylvania
May 2, 1995